UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):     August 4, 2011

JACK IN THE BOX INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-9390	95-2698708
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9330 BALBOA AVENUE, SAN DIEGO, CA	92123
(Address of principal executive offices)	(Zip Code)

 (858) 571-2121
 (Registrant’s telephone number, including area code)

Not Applicable
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

ITEM 5.03  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On and effective August 4, 2011, the Board of Directors (the “Board”) of Jack in the Box Inc. (the “Company”), upon the recommendation of the Nominating & Governance Committee of the Board, amended and restated the By-Laws of the Company (the “By-Laws”).  The following is a summary of the amendments made to the By-Laws:

●
Amended Article III, Sections 3.03, 3.04 and 3.05 to provide for the use of a majority voting standard in uncontested director elections. Previously, the Company’s By-Laws provided for the election of directors by plurality voting in all circumstances. Section 3.03 further requires that any director who is not elected shall tender his or her resignation to the Board, that the Nominating & Governance Committee will make a recommendation to the Board on whether to accept or reject the resignation or whether other action should be taken, and the Board will act on such recommendation and publicly disclose its decision and the rationale behind it within ninety days from the date of certification of the election results. Section 3.04 provides for the power of a majority of the directors to fill vacancies upon resignation of directors. Section 3.05 contains additional minor changes and clarifications regarding filling vacancies;

●	Amended Article III, Section 3.13 to clarify the voting standard for removal of directors; and

●
Added to Article VIII new Section 8.07 which provides that unless the Company consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Company to the Company or the Company’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of Delaware General Corporation Law, the Certificate of Incorporation or the By-Laws of the Company, or (iv) any other action asserting a claim governed by the internal affairs doctrine. The amendment also renumbers previous Section 8.07.

This summary is qualified in its entirety by reference to the By-Laws, as amended and restated and filed as Exhibit 3.2, attached hereto and incorporated herein by reference.

ITEM 9.01               FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

The following exhibit is filed as part of this report:

Exhibit
No.	Description
3.2	Jack in the Box Inc. By-Laws, as amended and restated, effective August 4, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACK IN THE BOX INC.

By:	/s/ Jerry P. Rebel
Jerry P. Rebel
Executive Vice President
Chief Financial Officer
(Principal Financial Officer)
(Duly Authorized Signatory)
Date: August 9, 2011